                                                                   EXHIBIT 10.11

                             TRIAD HOSPITALS, INC.
                         EXECUTIVE STOCK PURCHASE PLAN

                             TRIAD HOSPITALS, INC.
                         EXECUTIVE STOCK PURCHASE PLAN

                               Table of Contents
                               -----------------

1.       Purpose of the Plan..................................................................................    1

2.       Definitions..........................................................................................    1

         (a)      Accrued Interest............................................................................    1
         (b)      Board.......................................................................................    1
         (c)      Cause.......................................................................................    1
         (d)      Change in Control...........................................................................    2
         (e)      Code........................................................................................    4
         (f)      Committee...................................................................................    4
         (g)      Corporation.................................................................................    4
         (h)      Disability..................................................................................    4
         (i)      Duties......................................................................................    5
         (j)      Eligible Person.............................................................................    5
         (k)      Employee....................................................................................    5
         (l)      Fair Market Value...........................................................................    5
         (m)      Good Reason.................................................................................    5
         (n)      Loan Date...................................................................................    5
         (o)      Participant.................................................................................    5
         (p)      Plan........................................................................................    6
         (q)      Purchased Shares............................................................................    6
         (r)      Right.......................................................................................    6
         (s)      Share.......................................................................................    6
         (t)      Share Purchase Date.........................................................................    6
         (u)      Share Purchase Loan.........................................................................    6
         (v)      Share Purchase Price........................................................................    6
         (w)      Stock Purchase Agreement....................................................................    6
         (x)      Subsidiary..................................................................................    6

3.       Shares Subject to the Plan...........................................................................    6

         3.1.     Number of Shares............................................................................    6
         3.2.     Adjustments.................................................................................    7

4.       Administration of the Plan...........................................................................    7

         4.1.     Committee Members...........................................................................    7
         4.2.     Discretionary Authority.....................................................................    7
         4.3.     Changes to Rights...........................................................................    7

5.       Grant and Exercise of Rights.........................................................................    7

         5.1.     Grant of Rights.............................................................................    7
         5.2.     Exercise of Rights..........................................................................    8

6.       Share Purchase Loan..................................................................................    8

         6.1.     Loan Amount.................................................................................    8
         6.2.     Interest Rate...............................................................................    8
         6.3.     Maturity and Repayment......................................................................    8
                  (a)  Repayment at Maturity..................................................................    9
                  (b)  Payment of Additional Interest.........................................................    9
         6.4.     Prepayments.................................................................................    9
                  (a)  Mandatory  Prepayments.................................................................    9

                 (b)  Voluntary Prepayments.................................................................     9

7.       Shareholder Rights.................................................................................    10

         7.1.    Security Interest..........................................................................    10
         7.2.    Transfer Restrictions......................................................................    10
         7.3.    Section 83(b) Election.....................................................................    10
         7.4.    Death or Disability Benefit................................................................    10

8.       General Provisions.................................................................................    11

         8.1.    No Assignment or Transfer..................................................................    11
         8.2.    Rights as Shareholder......................................................................    11
         8.3.    Employment or Service......................................................................    11
         8.4.    Securities Laws............................................................................    11
         8.5.    Unfunded Plan..............................................................................    11
         8.6.    Compensation and Benefit Plans.............................................................    11
         8.7.    Plan Binding on Transferees................................................................    12
         8.8.    Construction and Interpretation............................................................    12
         8.9.    Severability...............................................................................    12
         8.10.   Governing Law..............................................................................    12

9.       Effective Date; Shareholder Approval; Termination; Amendment.......................................    12

         9.1.    Effective Date.............................................................................    12
         9.2.    Shareholder Approval.......................................................................    12
         9.3.    Termination................................................................................    12
         9.4.    Amendment..................................................................................    12

                             TRIAD HOSPITALS, INC.
                         EXECUTIVE STOCK PURCHASE PLAN

1.  Purpose of the Plan

     The purpose of the Triad Hospitals, Inc. Executive Stock Purchase Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to attract, motivate, and retain key executives upon whose judgment, initiative, and efforts the financial success and growth of the business of the Corporation largely depend, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation through stock ownership.

2.  Definitions

     Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

     (a) "Accrued Interest" means, with respect to any Share Purchase Loan, the accrued interest on the unpaid balance thereof for the period from the Share Purchase Date to the Repayment Date (as defined in Section 6.3), determined using an interest rate equal to the applicable Federal rate in effect, under section 1274(d) of the Code, as of the date upon which the Share Purchase Loan is made, compounded semi-annually.

     (b)  "Board" means the Board of Directors of the Corporation.

     (c) "Cause" means (i) the conviction of the Participant of a felony under the laws of the United States or any state thereof, whether or not appeal is taken, as determined by the Board in good faith; (ii) the conviction of the Participant for a violation of criminal law involving the Corporation and its business that materially damages the Corporation as determined by the Board in good faith; (iii) the willful misconduct of the Participant, or the willful or continued failure by the Participant (except in the case of a Disability) to substantially perform his duties hereunder, in either case which has a material adverse effect on the Corporation as determined by the Board in good faith; (iv) the willful fraud or material dishonesty of the Participant in connection with his performance of his duties to the Corporation and involving the finances of the Corporation as determined by the Board in good faith; (v) Participant's repeated use of alcohol in a manner which in the opinion of the Board materially impairs the ability of the Participant to effectively perform the Participant's duties and obligations owed to the Corporation, or the illegal use, possession, or sale of, or impaired performance due to the illegal use of, controlled substances; or (vi) a violation of the Corporation's policies on sexual or other illegal harassment of a Corporation employee by the Participant as determined by the Board in good faith; provided, however, in no event shall the Participant's
                         --------  -------
employment be considered to have been terminated for "Cause" unless and until the Participant receives written notice from the Corporation stating the acts or omissions constituting Cause and the Participant has the opportunity to cure to the Corporation's satisfaction any such acts or omissions (in the case of (iii), (v) or (vi) above) within 30 days of the Participant's receipt of such notice.

     (d) "Change in Control" means any of the following events following the date on which the Corporation becomes a publicly-held Corporation:

               (i) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a
                                --------  -------
                    Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any Corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Corporation (a "Control Subsidiary"), or (ii) the Corporation or any Control Subsidiary.

               (ii) The individuals who, as of the date the Corporation issues any class of equity securities required to be registered under Section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if
                                                      --------  -------
                    the election or nomination for election by the Corporation's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Stock Purchase Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be
                    --------  -------  -------
                    considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the

                    934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any Stock Purchase Agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an Stock Purchase Agreement with the Corporation to effect a transaction described in clause (i) or (iii) of this Section 2(d); or

              (iii) Consummation, after approval by stockholders of the
                    Corporation, of:


                    (1) A merger, consolidation or reorganization involving the Corporation, unless,

                         (A) The stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the Corporation resulting from such merger or consolidation or reorganization or its parent Corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                         (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the Stock Purchase Agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and


                         (C) No Person (other than the Corporation, any Control Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Control Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                    (2) A complete liquidation or dissolution of the Corporation; or

                    (3) The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Control Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the compensation committee appointed to administer the Plan and shall consist of two or more directors of the Corporation, (i) none of whom shall be officers or employees of the Corporation, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements of a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.

     (g)  "Corporation" means Triad Hospitals, Inc., a Delaware corporation.

     (h) "Disability" means the inability of the Participant, after reasonable accommodation, to perform the duties required hereunder for a period equal to or in excess of the waiting period under the Corporation's long term disability insurance policy, as determined in good faith by the Board.

     (i) "Duties" means, as to any Participant, his duties as an Employee with respect to the Corporation and its Subsidiaries (including his duties under any employment agreement between him and the Corporation or a Subsidiary).

     (j) "Eligible Person" means any person who is an Employee of the Corporation or any of its Subsidiaries and is employed in an executive position.

     (k)  "Employee" means any person who is employed as a common-law employee.

     (l) "Fair Market Value" of a Share as of a given date means the closing sales price of the common stock of the Corporation on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Shares are not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

     (m) "Good Reason" means, as to any Share Purchase Loan, (1) the assignment to the Participant of any duties inconsistent with the Participant's position (including status, offices, titles or reporting relationships), authority, duties or responsibilities on the Loan Date, any adverse change in the Participant's reporting responsibilities, or any action by the Corporation or a Subsidiary that results in a diminution in such position, authority, duties or responsibilities, but excluding for these purposes an isolated and insubstantial action not taken in bad faith and which is remedied by the Corporation or Subsidiary (as the case may be) promptly after receipt of written notice thereof by the Participant, (2) the relocation, without the consent of the Participant, of the Corporation's principal executive offices or the office of the Participant to a location more than 40 miles from the applicable location on the Loan Date, (3) any diminution in the Participant's total compensation or diminution in Participant's stock purchase rights in violation of any employment agreement in effect between the Participant and the Corporation, or (4) a termination of Participant's employment for any reason (other than his death) within twelve months after a Change in Control.

     (n) "Loan Date" means, as to any Share Purchase Loan, the date such loan is made.

     (o) "Participant" means any Eligible Person who has been granted a Right (that has not yet been fully exercised or otherwise terminated) under the Plan.

     (p) "Plan" means this Triad Hospitals, Inc. Executive Stock Purchase Plan as set forth herein, as it may be amended from time to time.

     (q) "Purchased Shares" means Shares purchased by a Participant pursuant to a Right granted under the Plan.

     (r) "Right" means a right to purchase Shares under the Plan at their Fair Market Value on the Share Purchase Date.

     (s)  "Share" means a share of common stock of the Corporation.

     (t) "Share Purchase Date" means, as to any Purchased Shares, the date on which the purchase of such Shares occurs.

     (u) "Share Purchase Loan" means any loan made by the Corporation to a Participant for the purchase of Shares pursuant to a Right.

     (v) "Share Purchase Price" means the aggregate purchase price for Purchased Shares acquired at any time.

     (w) "Stock Purchase Agreement" means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions under which the Participant may purchase Shares pursuant to a Right granted to him, including but not limited to, the terms of the related Share Purchase Loan.

     (x) "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Corporation, and any other affiliate of the Corporation that is so designated, from time to time, by the Committee.

3.   Shares Subject to the Plan

          3.1. Number of Shares.  Subject to the following provisions of this
               ----------------
Section, the aggregate number of Shares that may be purchased pursuant to all Rights granted under the Plan is 1,000,000 Shares. The Shares to be delivered under the Plan shall be made available from authorized but unissued Shares or issued Shares that have been reacquired by the Corporation. To the extent that any Right is forfeited, cancelled, or otherwise terminated without the issuance of all Shares covered thereunder, such Shares shall no longer be charged against the foregoing maximum Share limitation and may again be made subject to Rights under the Plan pursuant to such limitation.

          3.2. Adjustments. If there shall occur any recapitalization,
               -----------
reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to Shares, or other change in corporate structure affecting the Shares, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause an adjustment to be made in: (i) the maximum number and kind of Shares provided in Section 3.1 hereof, (ii) the number and kind of Shares subject to then outstanding Rights, or (iii) any other terms of a Right that are affected by the event.

4.   Administration of the Plan

          4.1. Committee Members.  The Plan shall be administered by the
               -----------------
Committee. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Right thereunder.

          4.2. Discretionary Authority.  Subject to the express provisions of
               -----------------------
the Plan, including the provisions of Section 5.1, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Rights are granted, the number of Shares that may be purchased under a Right, the date or period during which a Right may be exercised and all other terms of a Right. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

          4.3. Changes to Rights. The Committee shall have the authority to
               -----------------
effect, at any time and from time to time, (i) the cancellation of any or all outstanding Rights and the grant in substitution therefor of new Rights covering the same or different numbers of Shares, or (ii) the amendment of the terms of any and all outstanding Rights; provided, however, that no such action by the
                                --------  -------
Committee may adversely impair the rights of a Participant under any outstanding Right without the consent of the Participant.

5.   Grant and Exercise of Rights

          5.1. Grant of Rights. Any Eligible Person may be designated by the
               ---------------
Committee, in its sole discretion, to receive a Right under the Plan. Notwithstanding the foregoing, the initial Eligible Persons shall be as listed in Appendix A and each such individual's Right shall cover the number of whole Shares that can be purchased with the dollar amount listed for the individual on

Appendix A (based on the Fair Market Value of a Share on the Share Purchase
Date); provided, however, that such number of Shares shall in no event exceed
       --------  -------
the number of Shares that could be purchased with such dollar amount if the applicable Fair Market Value of a Share were $12.50; and, provided, further,
                                                          --------  -------
that no person may be granted more than one Right under the Plan, except that if the Right of any initial Eligible Person to purchase Shares shall be limited under the next preceding proviso (because the Fair Market Value of a Share is below $12.50) and Shares remain available for issuance under the Plan at the close of the exercise period for initial Eligible Persons under Section 5.2, the Committee may, in its discretion, issue an additional Right to any such initial Eligible Person thus affected by the next preceding proviso. Each Right shall be evidenced by a Stock Purchase Agreement between the Corporation and the Participant.

     5.2. Exercise of Rights. A Right granted to a Participant may be exercised,
          ------------------
in whole or in part, by written notice to the Corporation on or prior to (a) the exercise date selected in the notice in accordance with the terms of such Right, or (b) the date specified in the related Stock Purchase Agreement as the permissible exercise date; provided, however, that if a Right shall be thus
                           --------  -------
exercised by a Participant as to only a portion of the Shares covered thereby, such Right shall thereupon terminate and shall not be exercisable with respect to any additional Shares; and provided, further, that a Right may be exercised
                              --------  -------
by a Participant only if he is an Employee of the Corporation or a Subsidiary on the exercise date and shall terminate in its entirety upon a Participant's termination of employment. Notwithstanding the foregoing, in the case of an initial Eligible Person receiving a Right in accordance with Appendix A, such Right may be exercised on the date elected by such Participant during the period which starts on the date the Corporation's Shares are distributed to Columbia/HCA Healthcare Corporation stockholders and ends on the twenty-first trading day for the Corporation's Shares. Any Participant giving such a notice of exercise shall be considered to have agreed to pay the full Share Purchase Price through a Share Purchase Loan, except to the extent the notice is accompanied by a cash payment.

6.   Share Purchase Loan

     6.1. Loan Amount. The Corporation shall loan each Participant 100% of the
          -----------
Share Purchase Price of any Purchased Shares acquired by the Participant, on a full recourse basis, to the extent the Participant shall not elect to pay such Share Purchase Price in cash and contingent upon the Participant's executing such promissory note and pledge documents relating to the security interest described in Section 7.1 below as the Corporation shall reasonably require.

     6.2. Interest Rate. Accrued Interest under any Share Purchase Loan will be
          -------------
payable only upon maturity or upon prepayment of such Share Purchase Loan.

     6.3. Maturity and Repayment.
          ----------------------

     (a) Repayment at Maturity. A Share Purchase Loan will mature upon the earlier of (i) the fifth anniversary of such Share Purchase Loan's Share Purchase Date, (ii) termination of the Participant's employment for any reason, or (iii) bankruptcy of the Participant (the "Repayment Date"). Within 120 days following the Repayment Date, the Participant shall be required to pay the Corporation the full amount remaining due on such Share Purchase Loan, including all unpaid Accrued Interest.

     (b) Payment of Additional Interest. In the event a Participant's employment terminates for Cause or the Participant voluntarily terminates employment (other than for Good Reason) prior to the third anniversary of a Share Purchase Loan's Share Purchase Date, or if earlier, the date of a Change in Control, in addition to any amounts due in repayment of the amount of such Share Purchase Loan and Accrued Interest, the Participant shall pay the Corporation an amount equal to the additional interest that would have been payable in respect of such Share Purchase Loan, if the regular interest rate on such loan had been the prime rate (as reported in the Two Star Edition of The Wall St. Journal in effect on the Share Purchase Date), and interest on such additional interest at such rate to the actual date of payment.

     6.4. Prepayments.
          -----------

     (a) Mandatory Prepayments. Any cash dividends received on Purchased Shares prior to payment of the full amount due on a Share Purchase Loan (including Accrued Interest), net of assumed Federal, State and Local income taxes (as reasonably determined by the Participant based upon the highest marginal tax rates then applicable income tax laws to which the Participant is subject), shall be used to prepay such Share Purchase Loan. Prepayments shall be applied first to Accrued Interest, then to principal.

     (b) Voluntary Prepayments. A Share Purchase Loan may be prepaid, in whole or in part, at any time. Prepayments shall be applied first to Accrued Interest, then to principal. Notwithstanding the provisions of Section 7.2, at any time following the earlier of (i) the second anniversary of a Share Purchase Loan's Share Purchase Date, or (ii) upon a Change in Control, the Purchased Shares may, at the Participant's election, be sold to prepay the loan, in whole or in part, in addition to any transaction costs incurred by the Participant' to effect such sale and all taxes resulting with respect to such sale (as reasonably determined by the Participant based upon the highest marginal tax rates then applicable income tax laws to which the Participant is subject).

7.   Shareholder Rights.

     7.1. Security Interest. A Share Purchase Loan shall be secured by the
          -----------------
related Purchased Shares. At the time the Participant purchases Purchased Shares hereunder, a certificate representing such Purchased Shares shall be registered in the name of the Participant. Such certificate shall be held by the Corporation (or any custodian appointed by the Corporation) for the account of the Participant, subject to the terms and conditions hereof, and shall bear a legend setting forth the restrictions imposed thereon hereunder, in such form as the Corporation, in its discretion, may determine.

     7.2. Transfer Restrictions. The Participant shall have all rights of a
          ---------------------
stockholder with respect to Purchased Shares, including the right to receive dividends (subject to the provisions of Section 6.4(a)) and the right to vote such Purchased Shares, except that the Participant shall not be entitled to delivery of the stock certificates representing Purchased Shares and no Purchased Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) until the later of (i) full repayment of the Share Purchase Price for such Purchased Shares and any related Accrued Interest (and any additional amount due under Section 6.3 ), and (ii) the earliest of (1) the third anniversary of the Share Purchase Date for such Purchased Shares, (2) the Participant's termination of employment or bankruptcy and (3) a Change in Control. Notwithstanding the foregoing, Purchased Shares may be sold to pay the related Share Purchase Loan (including Accrued Interest) at maturity or (to the extent provided in Section 6.4(b)) to voluntarily prepay such Share Purchase Loan (including Accrued Interest). Any Shares, any other securities of the Corporation and any other property (except cash dividends) distributed with respect to Purchased Shares shall be subject to the same restrictions, terms and conditions as such Purchased Shares.

     7.3. Section 83(b) Election. The Committee may provide in a Stock Purchase
          ----------------------
Agreement that the Participant's rights with respect to the Purchased Shares are conditioned upon the Participant's refraining from making an election with respect to the related Right under section 83(b) of the Code. If a Right is not so conditioned and a Participant makes an election pursuant to section 83(b) of the Code with respect to the Purchased Shares, the Participant shall be required to promptly file a copy of such election with the Corporation.

     7.4. Death or Disability Benefit. In the event a Participant terminates
          ---------------------------
employment because of death or Disability, if the amount remaining due on a Share Purchase Loan (including Accrued Interest) is greater than the Fair Market Value of the related Purchased Shares as of the date of such death or Disability, the Corporation shall pay a death or Disability benefit equal to

(1) the amount of such payment remaining due over (2) such Purchased Shares' Fair Market Value as of the date of such death or Disability.

8.   General Provisions

          8.1. No Assignment or Transfer. Rights under the Plan shall not be
               -------------------------
assignable or transferable and shall be exercised only by the Participant.

          8.2. Rights as Shareholder. A Participant shall have no rights as a
               ---------------------
holder of Shares, with respect to any unissued Shares covered by a Right, until the date the Participant becomes the holder of record of such Shares.

          8.3. Employment or Service. Nothing in the Plan, in the grant of any
               ---------------------
Right or in any Stock Purchase Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, the Corporation or any Subsidiary.

          8.4. Securities Laws. No Shares shall be issued or transferred
               ---------------
pursuant to a Right unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the exercise of a Right, the Corporation may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions designed to satisfy the requirements of the Securities Act of 1933, as amended, the requirements of any stock exchange upon which such Shares of the same class are then listed, and the requirements of any blue sky or other securities laws applicable to such Shares.

          8.5. Unfunded Plan. The adoption of this Plan and any setting aside
               -------------
of cash amounts or Shares by the Corporation with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The Corporation's obligations under this Plan shall represent general, unsecured obligations of the Corporation payable solely from the general assets of the Corporation, and a Participant shall have no interest in any assets of the Corporation by virtue of this Plan, except as a general unsecured creditor of the Corporation.

          8.6. Compensation and Benefit Plans. The adoption of the Plan shall
               ------------------------------
not affect any stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Plan preclude the Corporation from establishing any form of stock incentive or other compensation for employees of the Corporation or any Subsidiary.

          8.7.  Plan Binding on Transferees. The Plan shall be binding upon the
                ---------------------------
Corporation, its transferees and assigns, and each Participant, his executor or administrator and beneficiaries. In the event a Participant's legal representative or legatee succeeds to his interests under the Plan, all references to the Participant shall be considered to refer to the applicable successor in interest (unless the context clearly indicates otherwise).

          8.8.  Construction and Interpretation. Whenever used herein, nouns in
                -------------------------------
the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

          8.9.  Severability. If any provision of the Plan or any Stock Purchase
                ------------
Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          8.10. Governing Law. The validity and construction of this Plan and of
                -------------
the Stock Purchase Agreements shall be governed by the laws of the State of Texas.

9.   Effective Date; Shareholder Approval; Termination; Amendment

          9.1.  Effective Date. The Effective Date of the Plan shall be the date
                --------------
the Corporation's common stock is distributed to Columbia/HCA Healthcare Corporation stockholders.

          9.2.  Shareholder Approval. The Plan shall be approved by the
                --------------------
shareholders* of the Corporation within twelve (12) months before or after the Plan is adopted.

          9.3.  Termination. The Plan shall terminate on the date immediately
                -----------
preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Right theretofore granted, without the consent of the Participant.

          9.4.  Amendment. The Board may at any time and from time to time, and
                ---------
in any respect, amend or modify the Plan; provided, however, that no amendment
                                          --------  -------
or modification of the Plan shall adversely affect any Right theretofore granted without the consent of the Participant.

____________________
*    Note: After the Corporation is established but prior to the stock
     ----
distribution, Columbia/HCA should approve the Plan as the Corporation's sole shareholder.

                              _____________________________________
                              TRIAD HOSPITALS, INC.

                                  Appendix A
                           Initial Eligible Persons

     --------------------------------------------------------------------
     Eligible Person                      Aggregate Share Purchase Price
     --------------------------------------------------------------------
     Denny Shelton                                            $5,000,000
     --------------------------------------------------------------------
     Burke Whitman                                            $2,000,000
     --------------------------------------------------------------------
     Mike Parsons                                             $1,000,000
     --------------------------------------------------------------------
     Don Fay                                                  $  500,000
     --------------------------------------------------------------------
     Chris Holden                                             $  500,000
     --------------------------------------------------------------------
     Nick Marzocco                                            $  500,000
     --------------------------------------------------------------------
     Wayne McCallister                                        $  500,000
     --------------------------------------------------------------------
     Bill Huston                                              $  500,000
     --------------------------------------------------------------------
     Tom Frazier                                              $  500,000
     --------------------------------------------------------------------
     Jim Shannon                                              $  500,000
     --------------------------------------------------------------------
     Joy Case                                                 $  500,000
     --------------------------------------------------------------------
     Steve Love                                               $  500,000
     --------------------------------------------------------------------

                                      A-1